                        DIRECTOR NONCOMPETITION AGREEMENT

         This Agreement, dated as of February 15, 1996, is between WEST COAST BANCORP ("WCB"), HB ACQUISITION CORPORATION ("HB"), VANCOUVER BANCORP ("VB"), and the undersigned, each of whom is a Director ("Director") of VB and the Bank of Vancouver ("Bank").

                                    RECITALS

A. WCB, HB and VB have entered into a Plan and Agreement of Reorganization and Merger ("Merger Agreement"), dated as of February 15, 1996, under which VB will merge with and into HB.

B. The obligations of WCB and HB to consummate the transactions contemplated by the Merger Agreement are conditioned on their receipt of noncompetition agreements from all directors of VB and the Bank.

C. WCB, HB, VB and Director believe that the future success and profitability of the Bank require that existing directors of VB and the Bank be available to continue to serve as directors of the Bank and not be affiliated in any substantial way with a Competing Business for a reasonable period of time after Closing.

                                    AGREEMENT

         In consideration of WCB's and HB's performance under the Merger Agreement, Director agrees as follows:

1. DEFINITIONS. Defined terms used but not expressly defined in this Director Noncompetition Agreement ("Director Agreement"), have the meaning assigned to those terms in the Merger Agreement. For purposes of this "Director Agreement" the following definitions also apply:

         (a) Competing Business. "Competing Business" means any financial institution or trust company that competes within the Covered Area with WCB, HB, VB, the Bank or their subsidiaries or affiliates.

         (b) Covered Area. Clackamas, Lincoln, Marion, Multnomah, and Washington Counties in Oregon State and Clark County in Washington State.

         (c)      Term. The Term of this Director Agreement is the lesser of:
                  (1) two years after the Director's service as a director of VB, the Bank, WCB, or any affiliate of WCB is terminated or
                  (2) three years from Closing.

2. AVAILABILITY. Director will be available to serve, at WCB's request, as a director of the Bank for a period of at least one year after Closing.

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3.       PARTICIPATION IN COMPETING BUSINESS. Except as provided in Section 6, during the Term of this Director Agreement, Director will not become involved, directly or indirectly, as a shareholder, member, partner, director, officer, manager, consultant, agent or representative of a Competing Business.

4. CONFIDENTIAL INFORMATION. During and after the Term of this Director Agreement, Director will not disclose any confidential information of WCB, HB, VB, the Bank or their subsidiaries or affiliates obtained by the Director while serving as a director the Bank.

5. EMPLOYMENT OUTSIDE COVERED AREA. Nothing in this Director Noncompetition Agreement prevents the Director from accepting employment outside the Covered Area from a Competing Business, if, during the Term, the Director: (a) will not act as an employee or other representative or agent of the Competing Business within the Covered Area and (b) will have no responsibilities for the Competing Business' operations within the Covered Area.

6. PASSIVE INTEREST. Nothing in this Director Agreement prevents the Director from owning 2% or less of any class of security of a Competing Business.

7. REMEDIES. Any breach of this Agreement by Director entitles WCB, HB, and VB, together with their successors and assigns, to injunctive relief and/or specific performance, as well as to any other legal or equitable remedies they may be entitled to.

8. GOVERNING LAW AND ENFORCEABILITY. This Director Agreement is governed by Washington State law. If any court determines that the restrictions set forth in this Director Agreement are unenforceable, the maximum restrictions, term, scope or geographical area that is enforceable will be substituted in place of the unenforceable provisions.

9. COUNTERPARTS. The parties may execute this Agreement in one or more counterparts. All the counterparts will be construed together and will constitute one Agreement.

SIGNATURES ON NEXT PAGE.

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SIGNED as of February 15, 1996:

Director:

  /s/ Stuart A. Bender
- --------------------------------

  /s/ Robert V. Hyde
- --------------------------------

  /s/ Dianne A. Frichtl
- --------------------------------

  /s/ James J. Pomajevich
- --------------------------------

  /s Timothy P. Moyer
- --------------------------------

  /s/ Dean N. Alterman
- --------------------------------


WESTCOAST BANCORP

By /s/ Rodney B. Tibbatts
   -----------------------------
Name:  Rodney B. Tibbatts
     ---------------------------
Title: Co-President and Co-CEO
      --------------------------


HB ACQUISITION CORPORATION


By /s/ Donald K. Kalkofen
   -----------------------------
Name: Donald K. Kalkofen
     ---------------------------
Title:   Treasurer
       -------------------------


VANCOUVER BANCORP


By  /s/ Lee S. Stenseth
    ----------------------------
Name:  Lee S. Stenseth
     ---------------------------
Title:  President
      --------------------------
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